Exhibit 99.1

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT, dated as of September ___, 2006 (this “Agreement”), is entered into by and between Morgan Beaumont, Inc., a Nevada corporation (the “Company”), and _____________ (the “Securityholder”).

RECITALS

WHEREAS, the Securityholder owns that certain Senior Secured Convertible Promissory Note, dated as of August 2, 2006, by the Company in favor of the Securityholder, and that certain Common Stock Purchase Warrant, dated as of August 2, 2006 (collectively, the “Original Securities”); and

WHEREAS, the Securityholder desires to transfer the Original Securities to the Company and the Company desires to issue to the Securityholder, in exchange for the Original Securities, a Senior Secured Convertible Promissory Note in the amount of $________, dated as of the date hereof, by the Company in favor of the Securityholder (the “Amended Note”).

NOW, THEREFORE, in consideration of the premises, and of mutual covenants contained herein and the mutual benefits to be derived therefrom, the Securityholder and the Company agree as follows:

ARTICLE 1

EXCHANGE OF ORIGINAL SECURITIES

1.1        Exchange of Original Securities for Amended Note. The Securityholder hereby contributes, conveys, transfers, assigns and delivers to the Company and the Company hereby accepts from the Securityholder for cancellation all of the Original Securities, and in exchange therefor, the Company hereby issues and delivers to the Securityholder the Amended Note (the “Exchange”).

ARTICLE 2

EXCHANGE

2.1.       Exchange. Upon execution of this Agreement by the parties, the transfer of the Original Securities will be effective, the Original Securities will be deemed canceled and the Amended Note will be deemed issued. The Company shall execute and deliver to the Securityholder the Amended Note. The Securityholder shall deliver the Original Securities to the Company.

2.2.       Closing. The closing (“Closing”) of the Exchange shall occur upon execution of this Agreement.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

The Company represents and warrants to the Securityholder that:

3.1        Organization, Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

3.2        Valid Issuance. Upon issuance and delivery in the manner herein described, the Amended Note will be duly authorized. Assuming that the Company’s stockholders approve an increase in the Company’s authorized shares of common stock, par value $0.001 (the “Common Stock”), all shares of the Common Stock, which may be issued upon the conversion of the Amended Note and, if applicable, the Call Note (as defined below), in accordance with the terms of the Amended Note and, if applicable, the Call Note, will be validly issued, fully paid and non-assessable.

3.3        Authorized Shares. Assuming that the Company’s stockholders approve an increase in the Company’s authorized shares of Common Stock, the Company shall take all such action as may be required to assure that the Company shall at all times have authorized and reserved, a sufficient number of shares of Common Stock to provide for the conversion of the Amended Note and, if applicable, the Call Note.

3.4        Authority Relative to this Agreement. The execution, delivery and performance of, and compliance with, this Agreement and the issuance of the Amended Note in exchange for the Original Securities have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES BY THE SECURITYHOLDER

The Securityholder hereby represents and warrants to the Company that:

4.1        Authority Relative to this Agreement. The execution, delivery and performance of, and compliance with, this Agreement and the terms of the Exchange has been duly authorized by all necessary action on the part of the Securityholder, and this Agreement is a valid and binding agreement of the Securityholder, enforceable in accordance with its terms.

4.2        Investment Intent. The Amended Note and Common Stock acquired upon the conversion thereof are being acquired for the Securityholder’s own respective account and not with the view to, or for resale in connection with, any distribution other than resales made in compliance with the Securities Act of 1933, as amended (the “Act”). The Securityholder understands and agrees that the Amended Note is being offered and will be sold in transactions in compliance with or exempt from the registration requirements of the Act and, as a result, such

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Amended Note and Common Stock acquired upon conversion thereof may only be transferred if such securities are registered under the Act or if the transfer is exempt from registration.

4.3        Ownership. The Securityholder owns the Original Securities free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, conditional sales contract, transfer restriction, right of first refusal, voting trust agreement, preemptive right, or other adverse claim, defect of title, limitation or restriction of any type or nature whatsoever.

4.4	Investment Experience and Qualification as an Investor.

(a)         The Securityholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

(b)         The Securityholder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

4.5        Speculative Nature of Investment. Without intending to limit any of the warranties of the Company set forth herein in any manner, the Securityholder acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Securityholder is in a position to lose the entire amount of such investment.

4.6        Access to Data. The Securityholder has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management.

4.7        Access to Counsel. The Securityholder has had full opportunity to seek the advice of independent counsel respecting this Exchange and the tax risks and implications thereof.

4.8        Legend. The Securityholder acknowledges and agrees that the Amended Note and the certificates representing Common Stock acquired upon conversion of the Amended Note shall have the following (or substantially equivalent) legend on the face or reverse side thereof:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

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Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such (or substantially equivalent) legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to restrictions pursuant to the Act or applicable state securities laws.

ARTICLE 5

REGISTRATION RIGHTS

5.1	Piggyback Registration.

(a)         Rights to Piggyback. Whenever the Company proposes to register any of its securities under the Act in a secondary offering of the Company’s securities (other than (a) a registration solely in connection with an employee benefit or stock ownership plan, (b) a registration relating to a transaction covered by Form S-4 (or successor form), including a Rule 145 transaction, (c) a registration with respect to a transaction relating solely to the sale of debt or convertible debt instruments, or (d) a registration with respect to a primary offering of the Company’s securities), and the registration form to be used may be used for the registration of Common Stock acquired upon conversion of the Amended Note (the “Registrable Securities”), the Company shall give prompt written notice to the Securityholder and shall include in such registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 10 days after the Company’s mailing of such notice (a “ Piggyback Registration”).

(b)         Underwritten Offerings. If the registration statement under which the Company gives notice under Paragraph 5.1(a) is for an underwritten offering, the right of any Securityholder of Registrable Securities to be included in a registration pursuant to this Article 5 shall be conditioned upon the Securityholder’s participation in the underwriting. If an underwritten offering is contemplated in connection with a Piggyback Registration, the Company shall select the investment banker(s) and manager(s) to be retained in connection with such offering and make any other decisions regarding the underwriting arrangements for the offering. If the managing underwriter(s) advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering at a price reasonably related to fair value, the Company shall allocate the securities to be included pro rata on the basis of the number of Registrable Securities owned by the Securityholder.

5.2        Demand Registration. Upon conversion of the Amended Note into Common Stock, the Company shall file a registration statement covering the Registrable Securities within ninety (90) days of such automatic conversion. Subject to the terms of this Agreement, the Company shall use reasonable efforts to cause the registration statement to be declared effective under the Act as promptly as possible after the filing thereof, and shall use reasonable efforts to keep the registration statement continuously effective under the Act until the date when all Registrable Securities covered by the registration statement may be sold pursuant to Rule 144 as determined by the Company.

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5.3        Conditions and Limitations on Registrations. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Securityholder and (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay the registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

5.4        Registration Expenses. All fees and expenses incident to the performance of or compliance with this Article 5 by the Company shall be borne by the Company whether or not the registration statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the registration statement; provided, however, that except as expressly set forth herein, in no event shall such fees and expenses borne by the Company include any (i) underwriting fees, discounts, commissions or fees attributable to the sale of the Registrable Securities or (ii) fees and disbursements of attorneys, accountants, officers, directors, employees, agents, brokers, advisors or any other person performing services for or advising the Securityholder.

ARTICLE 6

CALL RIGHTS

6.1	Company Call Right.

(a)         Subject to the terms and conditions of this Agreement, commencing on the date hereof and for a period of 90 days thereafter (the “Call Period”), the Company will have the right, exerciseable by 10 days written notice to the Securityholder (the “Company Call Notice”) to require the Securityholder, subject to Section 6.1(b), to purchase (the “Call Right”), and the Securityholder, subject to Section 6.1(b), will purchase from the Company, an additional Senior Secured Convertible Promissory Note in the amount of $17,644 by the Company in favor of the Securityholder (the “Call Note”), which shall be materially identical in its terms and conditions to the Amended Note. Notwithstanding the foregoing, the Securityholder shall not have any obligation to purchase the Call Note if the Securityholder has determined that either (i) an Event of Default (as defined in the Amended Note) has occurred or (ii) as of the date of the Company Call Notice, any of the representations and warranties of the Company set forth in Article 3 are no longer accurate at the time of such Company Call Notice.

(b)         The Securityholder shall have the right to transfer some or all of the Securityholder’s obligation to purchase the Call Note under Section 6.1(a) to another purchaser of the Amended Notes which purchased such Amended Notes on the date hereof, provided that the Securityholder provides written notice of such transfer within five days of receipt of the Company Call Notice.

6.2        Securityholder Call Right. The Securityholder shall have the right at any time prior to the end of the Call Period, exerciseable by 10 days written notice to the Company (the

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“Investor Purchase Notice”), in its sole discretion, to purchase, and the Company shall sell to such Investor, the Call Note, on the same terms and conditions set forth in this Agreement and as set forth in the Amended Note.

ARTICLE 7

MISCELLANEOUS PROVISIONS

7.1        Governing Law. This Agreement shall be governed by the laws of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

7.2        Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.3        Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

MORGAN BEAUMONT, INC.

By:	By:
Name:	Name:
Title:	Title:
Provide Notices to:

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